PLEDGE  AGREEMENT
                               -----------------


     This PLEDGE AGREEMENT (this "Agreement") is dated as of the ______ day of May, 2001, between HEARTLAND BANK, a federal savings bank ("Lender"), having an address of 212 South Central Avenue, Suite 200, Clayton, Missouri 63105 and ________________________________, having an address of ________________________
("Pledgor").

                   W  I  T  N  E  S  S  E  T  H   T  H  A  T  :

     WHEREAS, the Lender has made a loan to The Female Health Company, a Wisconsin corporation ("FHC") pursuant to a certain Loan Agreement, dated as of even date herewith by and between Lender and FHC (as amended, modified, restated or replaced from time to time, the "Loan Agreement");

     WHEREAS, pursuant to the terms of the Loan Agreement, Lender has agreed to make certain loans to FHC consisting of a loan in an amount not to exceed $2,000,000 (collectively, the "Loan"), as evidenced by a certain promissory note executed by FHC in favor of Lender, dated as of even date herewith (as amended, modified, restated or replaced from time to time, the "Note");

     WHEREAS, the Loan is guaranteed by a certain Continuing Secured Limited Guaranty, dated as of even date herewith executed by Pledgor in favor of Lender (the "Guaranty");

     WHEREAS, the Lender has required as a condition, among others, to making the Loan to FHC, and in order to guarantee the prompt and complete payment, observance and performance of all of the indebtedness, obligations and liabilities of FHC owing to Lender under the Loan Agreement, the Note and the other loan documents executed in connection therewith (collectively, the "Loan Documents") (all such indebtedness, obligations and liabilities of FHC, including the Obligations (as defined in the Loan Agreement), as the same may be extended, renewed and modified, together with all liabilities and obligations of the Pledgor to the Lender hereunder and under the Guaranty, including, without limitation, all interest payments, attorneys' fees and other charges becoming due thereunder or in connection therewith, and including any amendments, modifications, replacements, and restatements thereof being hereinafter collectively referred to as, the "Liabilities"), that the Pledgor execute and deliver this Agreement to Lender as security for the guarantee of such Liabilities by Pledgor;

     WHEREAS, in order to induce the Lender to make the financial accommodations and extensions of credit to FHC contemplated by the Loan Agreement and to accept the Guaranty, which, it is acknowledged, the Lender is doing so in reliance upon this Agreement, Pledgor desires to enter into this Agreement and pledge and grant a security interest to the Lender in the collateral as hereinafter described.

     NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of FHC and Pledgor by Lender and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Grant  of  Security  Interest. Pledgor hereby pledges to Lender, and
            -----------------------------
grants to Lender as security for the prompt and complete payment, observance and performance of the Liabilities, a lien and security interest in (i) that certain Warrant dated [_____________] and expiring on [______________], _________ to purchase [__________________] shares of common stock of FHC (the "Shares"), executed by FHC and assigned and delivered to Pledgor of even date herewith (the "Warrant"), (ii) any and all shares of the capital stock of FHC at any time or from time to time issued or otherwise distributed pursuant to the Warrant, (iii) the Registration Rights Agreement, dated as of even date herewith, entered into by and between Pledgor and FHC whereby FHC agrees to provide certain registration rights under the Securities Act of 1933 to Pledgor with respect to the Shares (the "Registration Rights Agreement"), (iv) all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the Warrant and such Shares, (v) any and all distributions made by Pledgor in respect of the Warrant and the Shares, whether in cash or in kind, by way of dividends or stock splits, or pursuant to a merger or consolidation or otherwise, or any substitute security issued upon conversion, reorganization or otherwise, (vi) any and all other property hereafter delivered to Pledgor or Lender in substitution for or in addition to any of the foregoing (including without limitation all securities issued pursuant to any shareholder agreement, stock purchase agreement, stock purchase rights or other agreement with respect to stock of FHC to which Pledgor may now or hereafter be a party), all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof, and (vii) any and all proceeds of any of the foregoing (the foregoing, together with the property and interests in the property described in Section 7
                                                                       ---------
and  8  below,  being hereinafter collectively referred to as the "Collateral").
     -

     2.     Perfection  of Security Interest.  The Pledgor agrees (i) to execute
            --------------------------------
and deliver to Lender such uniform commercial code financing statements as Lender may reasonably request with respect to the Collateral, (ii) deliver the Warrant to Lender, and (iii) to take such other steps as Lender may from time to time request to perfect Lender's security interest in the Collateral under applicable law.

     3.     Representations.  Pledgor  represents,  warrants,  acknowledges  and
            ---------------
agrees  that  at  all  times  while  the  Liabilities  are  outstanding:

          (a) The Pledgor is the sole, direct, legal and beneficial owner of the Collateral.

          (b) The Pledgor has full power and authority to enter into this Agreement.

          (c) There are no restrictions upon the voting rights associated with, or the transfer of, any of the Collateral.

          (d) The Pledgor has the right (i) upon conversion of the Warrant into Shares, to vote the Collateral, and (ii) to pledge and grant a security interest in all or any part of the Collateral free of any lien or other charge, encumbrance or restriction.

          (e) The Pledgor has the right to transfer all or any part of the Collateral free of any lien or other charge, encumbrance or restriction.

          (f) The Collateral and all proceeds of the Collateral shall constitute security for any and all of the Liabilities and may be held for the payment thereof for such periods and applied thereto at such times and in such order as the Lender from time to time may deem appropriate, whether or not the Liabilities for which the same are held or applied are in existence at the time of delivery of this Agreement or the Collateral and whether or not such Liabilities are contingent, unliquidated or unmatured.

          (g) Pledgor shall keep the Collateral free from all other security interests, liens or encumbrances. Pledgor shall procure, execute, endorse and deliver all documents which the Lender may reasonably require to protect, enforce or otherwise effectuate the Lender's rights in the Collateral, including but not limited to execution and delivery of an
     Assignment  of  Warrant  in  the  form  attached  hereto  as  Exhibit A and
                                                                   ----------
     Assignment of Registration of Rights Agreement in the form attached hereto as Exhibit B.
        ----------

          (h) Pledgor will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect and perfect the security interest of Lender in the Collateral.

          (i) Pledgor will not surrender or lose possession of (other than to the Lender), exchange, sell, convey, transfer, assign or otherwise dispose of or transfer the Collateral or any right , title or interest therein.

          (j) There are no shareholders agreements, voting trusts, proxy agreement or other agreements or understandings which affect or relate to the rights of Lender in the Collateral created hereunder.

          (k) No effective financing statement naming Pledgor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering the Collateral is on file in any filing or recording office in any jurisdiction except for any such financing statement as may be filed in favor of Lender.

     4. Upon the occurrence of an Event of Default (as hereinafter defined) under this Agreement:

          (a) Lender may take any action with respect to the Collateral and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if the Lender were the absolute owner thereof;

          (b) The Lender shall have the right, for and in the name of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with the Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as the Lender may deem necessary or desirable to protect, collect, realize upon and preserve the Collateral, to enforce the Lender's rights with respect to the Collateral and to accomplish the purposes of this Agreement.

          (c) The Lender shall have the continuing right to retain the Collateral so long as any Liability remains in existence, even though the same may be unliquidated, unmatured or contingent.

     5. Pledgor hereby confirms that it has contemporaneously herewith delivered to Lender the Collateral, in suitable form for transfer and delivery, together with duly executed instruments of transfer or assignment, all in form and substance satisfactory to Lender.

     6.     Subsequent  Changes Affecting Collateral.  The Pledgor represents to
            ----------------------------------------
Lender that the Pledgor has made his/her/its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, payment of distributions, reorganization or other exchanges and voting rights), and the Pledgor agrees that Lender shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     7.     Collateral  Adjustments.  In the event that, during the term of this
            -----------------------
Agreement, any reclassification, readjustment or other change is declared or made in the capital structure of the Company (including, without limitation, the issuance of additional interests in the Company), then Lender shall have a Security Interest in all interests issued to or acquired by the Pledgor in respect of the Collateral by reason of any such change or exercise, and such interests shall become part of the Collateral.

     8.     Warrants,  Options  and Other Rights.  In the event that, during the
            ------------------------------------
term of this Agreement, additional subscription warrants or any other rights or options shall be issued by the Company in connection with the Collateral or otherwise issued to or acquired by the Pledgor, then Lender shall have a Security Interest in such warrants, rights and options, and such warrants, rights and options shall become part of the Collateral.

     9.     No  Discharge.  The  Pledgor  shall  remain  bound  and  his/her/its
            -------------
liabilities hereunder shall be unconditional, irrespective of (i) the validity or enforceability, avoidance or subordination of the Liabilities, (ii) the absence of any attempt to collect the Liabilities from Borrower, all or any part of the Liabilities or other action to enforce the same or the election of any remedy by Lender, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Lender with respect to any provision of the Loan Documents,
(iv)  failure  by  Lender to take any steps to perfect and maintain its Security
Interest in, or to preserve its rights to, any of the Collateral, (v) the election by Lender in any proceeding instituted under Chapter 11 of the Bankruptcy Code involving either Pledgor of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a Security Interest by either Pledgor, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of Lender for repayment of the Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, or of the Pledgor, all of the foregoing being expressly waived by the Pledgor.

     10.     Waivers.  Pledgor  hereby  waives  any  requirement  of  diligence,
             -------
presentment, demand of payment, filing of claims with a court in the event of a receivership or bankruptcy of either Pledgor, protest or notice with respect to the Liabilities, the benefit of any statutes of limitations, and all demands whatsoever (and shall not require that the same be made on the Pledgor) as a condition precedent to the Pledgor's liabilities hereunder, and covenants that this Agreement will not be discharged.

     11.     Restrictions.  The  Pledgor  shall  not,  without the prior written
             ------------
consent of Lender, in each instance, which consent may be withheld in the sole and absolute discretion of Lender, convey, assign, hypothecate, transfer, dispose of or encumber, or permit the conveyance, assignment, transfer, hypothecation, disposal or encumbrance of all or any part of any legal or beneficial interest in the Collateral.

     12.     Default;  Remedies  after  a  Default.  Any  one  or  more  of  the
             -------------------------------------
following constitutes an "Event of Default" hereunder (a) any representation or warranty made by a Pledgor herein proves to have been untrue or misleading in any material respect when made, (b) default in the payment of any sum due on any Liability, (c) as to Pledgor, adjudication of incompetence, dissolution, insolvency, making an assignment for the benefit of creditors or suffering the appointment of a receiver or commencement of a proceeding under any bankruptcy or other debtor's relief law, whether voluntary or involuntary, (d) death of the Pledgor, (e) seizure of or loss or damage to the Collateral or sale or encumbrance thereof, (f) a violation by a Pledgor of any of the provisions or conditions of this Agreement, or failure by Pledgor to perform any term or provision of this or any other agreement with the Lender or the existence of an event of default under any such other agreement, which agreements include, but are not limited to, the Guaranty, or (g) the occurrence of any "Event of Default" under the Loan Agreement, to the extent not otherwise described above. Upon the occurrence and during the continuation of any Event of Default, in addition to all other rights and remedies of Lender under the Loan Agreement, at law or in equity:

          (i) Lender may at any time exercise any and all of its rights and pursue any and all of its remedies under the UCC, under any other applicable law, and pursuant to this Agreement and the other Loan
     Documents, including selling some or all of the Pledge Collateral at any public sale or, at private sale without advertisement if in Lender's reasonable judgment such private sale would result in a greater sale price than a public sale. Pledgor agrees that in the event of a private sale, Lender may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Collateral. If Lender solicits such offers, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Collateral. In the event Lender elects to proceed with respect to some or all of the Collateral, whenever applicable provisions of the UCC require that notice be reasonable, ten (10) calendar days notice will be deemed reasonable. Lender will not be obligated to make any sale of any of the Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Lender may bid and become a purchaser at any such sale, if public, and upon any such sale Lender may collect, receive, and hold and apply, as provided herein, the proceeds thereof to the payment of the Liabilities, and assign and deliver some or all of the Collateral to the purchaser at any such sale. The proceeds from any such sale will be applied in accordance with the terms of the Loan Agreement.

          (ii) Lender may, at any time in its discretion and without notice to Pledgor, transfer any or all of the Collateral to, or register any or all of the Collateral in the name of, Lender or any of its nominees. Lender will use reasonable efforts to notify Pledgor, but will not be liable for any failure to notify.

          (iii) The Pledgor will pay to Lender all reasonable expenses (including, without limitation, court costs and attorneys' and paralegals' fees and expenses) of, or incident to, (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or collection of or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder, or (iv) the failure by the Pledgor to perform or observe any provision hereof.

The Lender's rights hereunder shall continue unimpaired notwithstanding the availability of additional collateral, any release of or substitution for any other collateral, any act or omission impairing the Lender's lien on the Collateral including failure to perfect the same, any extension (including extension of time for payment), renewal, substitution, alteration, compromise, settlement, surrender, release or other such agreement or action modifying or varying the terms of or otherwise affecting any of the Liabilities or the Collateral.

     13.     Term.  This  Agreement  shall remain in full force and effect until
             ----
all of the Liabilities shall have been indefeasibly paid and satisfied in full and all of the obligations of Borrower under the Loan Agreement, and the other Loan Documents shall have been terminated.

     14.     The  Lender's  Exercise  of  Rights and Remedies at Such Time as an
             -------------------------------------------------------------------
Event  of  Default  Exists.  Notwithstanding  anything  set  forth herein to the
--------------------------
contrary, it is hereby expressly agreed that Lender may exercise any of the rights and remedies provided in this Agreement or the other Loan Documents at any time that an Event of Default exists.

     15.     Definitions.  The  singular shall include the plural and vice versa
             -----------
and any gender shall include any other gender as the context may require. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Guaranty.

     16.     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
inure to the benefit of the Pledgor, Lender, and their respective successors, heirs and assigns. The word "Pledgor" wherever used herein refers to the person executing this Agreement and the heirs, legal representatives, successors, and assigns of such Pledgor.

     17.     Applicable Law.  This Agreement shall be governed by, and construed
             --------------
and enforced in accordance with, the laws of the State of Missouri applicable to contracts made and to be performed within such State, without giving effect to its conflicts of laws principles or rules. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     18.     Further  Assurances.  The  Pledgor  agrees that they will cooperate
             -------------------
with the Lender and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, documents and resignations of officers and directors, and will take all such other actions, including, without limitation, the filing of financing statements, as Lender may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     19.     Lender  Appointed  Attorney-in-Fact. Pledgor hereby appoints Lender
             -----------------------------------
as such Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in Lender's discretion following the occurrence and during the continuance of an Event of Default to take any action and to execute any instrument which Lender may deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any distribution, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. This power of attorney created under this Section being
                                                                   -------
coupled  with  an interest, shall be irrevocable for the term of this Agreement.

     20.     Lender's  Duty. Lender shall not be liable for any acts, omissions,
             --------------
errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with Lender's gross negligence or willful misconduct. Without limiting the generality of the foregoing, Lender shall not be under any obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall be added to the Liabilities secured hereby.

     21.     Notices.  Any  notice,  request,  demand, statement or consent made
             -------
hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed to the addressees set forth in the Preamble hereof.

     22.     Cumulative  Rights.  No  failure  by Lender to exercise or delay in
             ------------------
exercising any of its rights hereunder shall constitute a waiver thereof and no single or partial exercise of any right shall preclude the further exercise thereof or the exercise of any other right. All rights of the Lender hereunder or under any instrument or other agreement binding on Pledgor are cumulative and not in substitution of any other rights at law or equity with respect to the Collateral or the collection of the Liabilities. All such rights may be exercised from time to time.

     22.     CONSENT  TO JURISDICTION.  WITHOUT LIMITING THE RIGHT OF THE LENDER
             ------------------------
TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGOR OR AGAINST THE COLLATERAL ARISING OUT OF OR RELATING TO THEIR OBLIGATIONS UNDER THIS AGREEMENT (AN "ACTION") IN THE COURTS OF OTHER JURISDICTIONS, THE PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY MISSOURI STATE OR FEDERAL COURT HAVING ITS SITUS IN ST. LOUIS CITY OR COUNTY, MISSOURI, AND THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH MISSOURI STATE OR FEDERAL COURT. THE PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION IN ANY JURISDICTION.

     23.     WAIVER OF JURY TRIAL.  PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT
             --------------------
PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE COLLATERAL, OR THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN PLEDGOR ON THE ONE HAND, AND LENDER ON THE OTHER HAND.

     24.     Counterparts.  This  Agreement  may  be  executed  in  separate
             ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     25.     Section  Headings;  Recitals.  The  section headings herein are for
             ----------------------------
convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof. The recitals set forth herein are hereby incorporated into and form a part of this Agreement, the truth and accuracy of which is evidenced by each party's execution hereof and certifies to Lender that the pledge of the Collateral as above provided has been noted and entered in the books and records of the capital stock of the Company.

     IN WITNESS WHEREOF, the Pledgor and Lender have executed this Agreement as of the day and year first above written.

                              "LENDER"

                              HEARTLAND  BANK


                              By:  __________________________________________
                                 Name:  _____________________________________
                                 Title:  ____________________________________


                              "PLEDGOR"


                              ______________________________
                              Name:     ________________________

Receipt of a copy of this Pledge Agreement is hereby acknowledged by THE FEMALE HEALTH COMPANY, a Wisconsin corporation, which hereby consents to pledge of the Collateral pursuant to the terms of the Pledge Agreement.

                              THE  FEMALE  HEALTH  COMPANY


                              By:  __________________________________________
                                 Name:  _____________________________________
                                 Title:  ____________________________________

                                    EXHIBIT A
                                    ---------


                              ASSIGNMENT OF WARRANT


          For  value  received, _____________________________ hereby  sells, assigns and transfers unto _______________________ the attached Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ attorney to transfer said Warrant on the books of The Female Health Company, a Wisconsin corporation, with full power of substitution in the premises,


                                   ---------------------------------------------
                                   Note:    The  above  signature  should
                                            correspond exactly with the name on
                                            the face of the attached Collateral.

                                    EXHIBIT B
                                    ---------


                  ASSIGNMENT  OF REGISTRATION RIGHTS AGREEMENT


          For  value  received, _____________________________ hereby  sells, assigns and transfers unto _______________________ the attached Registration Rights Agreements, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ attorney to transfer said Warrant on the books of The Female Health Company, a Wisconsin corporation, with full power of substitution in the premises,



                                   ---------------------------------------------
                                   Note:    The  above  signature  should
                                            correspond exactly with the name on
                                            the face of the attached Collateral.